Exhibit 10.16


                                                             Execution Copy


                                FINCO, INC.

          ADJUSTABLE RATE SENIOR SECURED NOTES DUE AUGUST 15, 2002

                     AMENDMENT NO. 3 TO NOTE AGREEMENT

                            RITE AID CORPORATION

                   AMENDMENT NO. 4 TO GUARANTY AGREEMENT

                      AMENDMENT NO. 1 TO PUT AGREEMENT


                                                        As of June 12, 2000


TO EACH OF THE CURRENT NOTEHOLDERS
NAMED IN ANNEX 1 HERETO:



Ladies and Gentlemen:

         FINCO, INC., a Delaware corporation (hereinafter "FINCO"), and RITE AID CORPORATION, a Delaware corporation (hereinafter "RITE AID", and, together with Finco, collectively, with their successors and assigns, the "COMPANIES"), agree with you as follows:

1.       PRELIMINARY STATEMENTS.

         1.1. NOTE ISSUANCE, ETC.

                  (a) Finco issued and sold $79,560,908.91 aggregate principal amount of its 7.30% Senior Secured Notes due February 28, 2002 (collectively, the "EXISTING NOTES"; and, as amended by this Amendment No. 3 to Note Agreement, the "NOTES") pursuant to the Note Agreement among Finco and each of the Purchasers listed in Annex 1 thereto (the "NOTEHOLDERS") dated September 30, 1996 (as previously amended pursuant to Amendment No. 1 to Note Agreement dated as of October 25, 1999 (the "FIRST AMENDMENT"), and Amendment No. 2 to Note Agreement dated as of December 2, 1999, and as in effect immediately prior to giving effect to the Amendments provided for by this Amendment No. 3 to Note Agreement, collectively, the "EXISTING NOTE AGREEMENT").

                  (b) Rite Aid has entered into a Guaranty Agreement, dated as of September 30, 1996 (as previously amended pursuant to Amendment No. 1 to Guaranty Agreement dated as of October 25, 1999, Amendment No. 2 to Guaranty Agreement dated as of December 2, 1999, and Amendment No. 3 to Guaranty Agreement dated as of February 28, 2000, as in effect immediately prior to giving effect to the Amendments provided for by this Amendment No. 4 to Guaranty Agreement, the "EXISTING RITE AID GUARANTY") with the Noteholders, whereby in consideration of the purchase of the Notes it unconditionally and absolutely guaranteed Finco's performance of its obligations under the Existing Note Agreement. Rite Aid has also entered into a Put Agreement, dated as of September 30, 1996 (as in effect immediately prior to giving effect to the Amendments provided for by this Amendment No. 1 to Put Agreement, the "EXISTING PUT AGREEMENT," and together with the Existing Note Agreement and the Existing Rite Aid Guaranty, the "EXISTING AGREEMENTS") with the Noteholders, whereby it has agreed to purchase the Notes from the Noteholders during the existence of an Event of Default upon receipt of written notice from the Noteholders.

                  (c) Certain provisions of the Existing Note Agreement and the Existing Rite Aid Guaranty have been waived for a limited period ending on July 11, 2000 pursuant to Waiver No. 1 to Note Agreement and Waiver No. 1 to Guaranty Agreement, dated as of January 10, 2000.

                  (d) The register for the registration and transfer of the Notes indicates that the Persons named in Annex 1 hereto
         (collectively, the "CURRENT NOTEHOLDERS") are currently the holders of the entire outstanding principal amount of the Notes.

2.       DEFINED TERMS.

         Capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Existing Note Agreement or in Exhibit A hereto.

3.       AMENDMENTS.

         3.1 AMENDMENTS TO THE EXISTING AGREEMENTS.

         (a) Subject to Section 5, the Existing Note Agreement, the Existing Rite Aid Guaranty and the Existing Put Agreement are amended as provided for by this Amendment No. 3 to Note Agreement, Amendment No. 4 to Guaranty Agreement and Amendment No. 1 to Put Agreement (collectively, this "OMNIBUS AMENDMENT") in the manner specified in Exhibit A. Such amendments are referred to herein, collectively, as the "AMENDMENTS."

4.       REPRESENTATIONS AND WARRANTIES OF THE COMPANIES.

         To induce you to enter into this Omnibus Amendment and to consent to the Amendments, the Companies, jointly and severally, represent and warrant as follows:

         4.1. ORGANIZATION, POWER AND AUTHORITY, ETC.

         The Companies are corporations duly incorporated and validly existing in good standing under the laws of their respective jurisdictions of incorporation and have all requisite corporate power and authority to enter into and perform their respective obligations under this Omnibus Amendment.

         4.2. LEGAL VALIDITY.

         The execution and delivery of this Omnibus Amendment by each of the Companies and compliance by them with their obligations hereunder: (a) are within the corporate powers of the respective Companies; and (b) are legal and do not conflict with, result in any breach of, constitute a default under, or result in the creation of any Lien upon any Property of either Company under the provisions of: (i) any charter instrument or bylaw to which either Company is a party or by which either Company or any of its Property may be bound; (ii) any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to either Company or its Property; or (iii) any agreement or instrument, including any of the Transaction Documents as defined in Section 5(b)(iii) hereof, to which either Company is a party or by which either Company or any of its Property may be bound or any statute or other rule or regulation of any Governmental Authority applicable to either Company or its Property, except where such conflict, breach or default could not reasonably be expected to have a Material Adverse Effect.

         This Omnibus Amendment has been duly authorized by all necessary action on the part of the Companies, has been executed and delivered by a duly authorized officer of the Companies, and constitutes a legal, valid and binding obligation of each of the Companies enforceable in accordance with its terms, except that enforceability may be limited by applicable bankruptcy, reorganization, arrangement, insolvency, moratorium, or other similar laws affecting the enforceability of creditors' rights generally and subject to the availability of equitable remedies.

         4.3. NO DEFAULTS.

         No event has occurred and no condition exists that, upon the execution and delivery of this Omnibus Amendment, would constitute a Default or an Event of Default.

5.       EFFECTIVENESS OF AMENDMENTS.

         (a) The Amendments shall become effective on such date (the "EFFECTIVE DATE OF THE OMNIBUS AMENDMENT") as the Companies and the Current Noteholders shall have indicated their written consent to the Amendments by executing and delivering to each other counterparts of this Omnibus Amendment.

         (b) The willingness of the Current Noteholders to execute and deliver this Omnibus Amendment is conditioned upon the following:

                  (i) the RCF Facility (as in effect on the Effective Date of the Omnibus Amendment, the "AMENDED MORGAN CREDIT AGREEMENT"), dated as of June 12, 2000, among Rite Aid, the banks from time to time parties thereto, and Morgan Guaranty Trust Company of New York, as Administrative Agent, shall have been executed and delivered by the parties thereto in the form attached hereto as Exhibit C,

                  (ii) the Second Priority Subsidiary Guarantee, dated as of June 12, 2000, among each of the Subsidiaries of Rite Aid parties thereto and Wilmington Trust Company, as collateral trustee, shall have been executed and delivered by the parties thereto in the form attached hereto as Exhibit D,

                  (iii) the other Transaction Documents (as that term is defined in the Amended Morgan Credit Agreement) shall have been executed and delivered by the parties thereto,

                  (iv) the Companies shall have made payment of the fee payable to the Noteholders pursuant to Section 6 of this Omnibus Amendment and the expenses to be paid on behalf of the Noteholders pursuant to Section 7 of this Omnibus Amendment (to the extent a statement therefor has been presented to the Companies on or prior to the Effective Date of the Omnibus Amendment),

                  (v) the Current Noteholders (or their special counsel) shall have received a favorable opinion of the Chief Counsel or Assistant Chief Counsel for Rite Aid and the Operating Subsidiaries and Skadden, Arps, Slate, Meagher & Flom LLP, special counsel for the Companies, in form and substance satisfactory to the Current Noteholders, and

                  (vi) all proceedings taken in connection with this Omnibus Amendment and all documents and papers relating hereto shall be reasonably satisfactory to the Current Noteholders and their special counsel. The Current Noteholders and their special counsel shall have received copies of such documents and papers (whether or not specifically referred to above in this Section 5) as they may reasonably request in connection therewith, in form and substance satisfactory to them.

6.       FEE.

         In consideration of the consent by the Noteholders to the Amendments, the Companies shall pay a combined fee to the Noteholders on the Effective Date of the Omnibus Amendment in an aggregate amount equal to $158,797.12. Such combined fee shall be paid to the Noteholders ratably in accordance with the respective principal amounts of Notes held by them and in the manner and to the accounts specified in the Existing Note Agreement for payments of principal and interest on the Notes.

7. EXPENSES.

         Whether or not the Amendments become effective, the Companies will promptly (and in any event within thirty days of receiving any statement or invoice therefor) pay all fees, expenses and costs relating to the Omnibus Amendment, including, but not limited to, the reasonable fees of your special counsel, Bingham Dana LLP, incurred in connection with the preparation, negotiation and delivery of the Omnibus Amendment and any other documents related thereto. Nothing in this Section shall limit the Companies' obligations pursuant to paragraph 10B of the Existing Note Agreement and Section 6.1 of the Rite Aid Guaranty.

8.       MISCELLANEOUS.

         8.1. PART OF EXISTING NOTE AGREEMENT, FUTURE REFERENCES, ETC.

                  This Omnibus Amendment shall be construed in connection with and as a part of the Existing Note Agreement, the Notes, the Existing Rite Aid Guaranty and the Existing Put Agreement and, except as expressly amended by this Omnibus Amendment, all terms, conditions and covenants contained in the Existing Note Agreement, the Notes, the Existing Rite Aid Guaranty and the Existing Put Agreement are hereby ratified and shall be and remain in full force and effect. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Omnibus Amendment may refer to the Existing Note Agreement, the Notes, the Existing Rite Aid Guaranty and the Existing Put Agreement without making specific reference to this Omnibus Amendment, but nevertheless all such references shall include this Omnibus Amendment unless the context otherwise requires.

         8.2. COUNTERPARTS.

                  This Omnibus Amendment may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

         8.3. GOVERNING LAW.

                  THIS OMNIBUS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN NEW YORK.

         8.4. COLLATERAL TRUST AND INTERCREDITOR AGREEMENT.

                  Each Current Noteholder hereby authorizes The Prudential Insurance Company of America ("PRUDENTIAL") as Security Agent and the Second Priority Collateral Trustee (as defined in the Collateral Trust and Intercreditor Agreement (the "INTERCREDITOR AGREEMENT") dated as of June 12, 2000 among Rite Aid, Subsidiaries of Rite Aid party thereto and various other parties listed on the signature pages thereto) to enter into the Intercreditor Agreement and the other Second Priority Collateral Documents (as defined in the Intercreditor Agreement) on its behalf, and agrees that the Second Priority Collateral Trustee may enforce the rights and remedies of the Current Noteholders under each Second Priority Collateral Document to the extent provided therein. Each Current Noteholder acknowledges Prudential is acting for it as security agent under the Finco Facility (as defined in the Intercreditor Agreement).

         8.5. ACCEPTANCE OF APPOINTMENT.

                  Prudential hereby accepts its appointment under the Intercreditor Agreement to act as Security Agent for each of the Current Noteholders; provided that neither such appointment or acceptance shall impose on Prudential any duties other than the express duties stated in the Intercreditor Agreement, which shall be binding on all Current Noteholders.


             [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; NEXT
                         PAGE IS SIGNATURE PAGE.]





         If you are in agreement with the foregoing, please so indicate by signing the acceptance below on the accompanying counterpart of this Omnibus Amendment and returning it to the Companies, whereupon it will become a binding agreement among you and the Companies.


                                   FINCO, INC.


                                   BY:__________________________
                                   NAME:  JOHN COSTELLO
                                   TITLE: PRESIDENT


                                   RITE AID CORPORATION


                                   BY:___________________________
                                   NAME:  ELLIOT S. GERSON
                                   TITLE: SENIOR EXECUTIVE VICE PRESIDENT AND
                                          GENERAL COUNSEL



         The foregoing Omnibus Amendment is hereby accepted as of the date first above written.


                                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA


                                   BY:_______________________________________
                                   NAME:
                                   TITLE:


                                   PRUCO LIFE INSURANCE COMPANY


                                   BY:______________________________________
                                   NAME:
                                   TITLE:



                                  ANNEX 1

                            CURRENT NOTEHOLDERS


The Prudential Insurance Company of America



Pruco Life Insurance Company




                                 EXHIBIT A

                                 AMENDMENTS

         1. AMENDMENTS TO EXISTING PUT AGREEMENT.

         (a) A new Section 3A is hereby added to the Existing Put Agreement containing the provisions set forth in Section 2.07(a) and Section 2.07(c) of the Amended Morgan Credit Agreement, together with the definitions of the defined terms used therein, mutatis mutandis, as if set forth in full herein. References to "prepay," "prepayment" or "apply" shall be deemed to mean the acquisition of the Notes by Rite Aid.

         (b) A new Section 3B is hereby added to the Existing Put Agreement to read as follows:

                  "3B.     PRO RATA PREPAYMENT.

                           Upon any partial acquisition of the Notes pursuant to Section 3A, the principal amounts to be so acquired shall be allocated to all Notes at the time outstanding in proportion to the respective aggregate principal amounts of the Notes then outstanding."

         (c) Each reference in the Existing Put Agreement to "February 28, 2002" with respect to the maturity date of the Notes is hereby deleted and there is inserted in lieu thereof "August 15, 2002."

         2. AMENDMENTS TO EXISTING NOTE AGREEMENT.

         (a) Each reference in the Existing Note Agreement to a fixed rate of interest with respect to the Notes is hereby deleted and there is substituted therefor "Adjustable Rate" (except when provisions of this Section 2(d) apply).

         (b) Interest on the Notes shall accrue at the rate provided for in the First Amendment to, but not including, the Effective Date of the Omnibus Amendment.

         (c) Commencing on and including the Effective Date of the Omnibus Amendment, interest on the Notes shall accrue at the Adjustable Rate applicable to an Interest Period of one month and shall be payable on the last day of such Interest Period.

         (d) (i) For any date on which an Event of Default shall have occurred and be continuing, but only if the Required Holders shall have so elected by providing notice to the Issuer, interest shall accrue on the Notes at the Default Rate; and (ii) interest on overdue amounts for any date on which the election contemplated by clause (i) is not in effect shall accrue at the Default Rate.

         (e) The Notes that are currently outstanding shall bear interest at the Adjustable Rate, payable as provided in this Section 2, without any need to surrender or exchange such Notes for new Notes reflecting the Amendments; provided, however, that any Note issued after the Effective Date of the Omnibus Amendment shall be in the form of Exhibit B hereto. The Existing Notes outstanding on the Effective Date of the Omnibus Amendment are hereby, without any further action required on the part of any other Person, deemed to be automatically amended to conform to and have the terms provided in Exhibit B hereto (except that the principal amount and the payee of each Note shall remain unchanged).

         (f) Each reference in the Existing Note Agreement to "February 28, 2002" with respect to the maturity date of the Notes is hereby deleted and there is inserted in lieu thereof "August 15, 2002."

         (g) Each reference in the Existing Note Agreement to "Put Agreement," the "Rite Aid Guaranty" and the "Notes" shall be deemed to mean such documents as amended from time to time.

         (h) The provisions of paragraph 4B of the Existing Note Agreement, captioned "Put Option Following a Rating Decline" (and the defined terms used therein if not used elsewhere in the Existing Note Agreement), are hereby deleted in their entirety and there is substituted therefor "[intentionally omitted]".

         (i) The provisions of paragraph 4H of the Existing Note Agreement, captioned "Sale of Assets" (and the defined terms used therein if not used elsewhere in the Existing Note Agreement), are hereby deleted in their entirety and there is substituted therefor "[intentionally omitted]".

         (j) Paragraph 6 of the Existing Note Agreement, captioned "Events of Default", is hereby amended as follows:

                  (i) Subparagraph (iv) is hereby amended and restated in its entirety as follows:

                           "(iv) the Company fails to perform or observe
                  any agreement contained in paragraph 5 hereof, or the Guarantor fails to perform or observe any agreement contained in Sections 5.07, 5.10, 5.11, 5.12, 5.13, 5.14,
                  5.15, 5.16, 5.17, 5.18, 5.19, 5.20, 5.21, 5.22, 5.23,
                  5.24, 5.25, 5.26 and 5.27 of the Rite Aid Guaranty; or"

                  (ii) The word "or" shall be added immediately after subparagraph (xv) thereof and the following subparagraph (xvi) shall be added:

                           "(xvi) an Event of Default shall occur under and
                  as defined in Articles 6.01(l), 6.01(m) and 6.01(n) of the Amended Morgan Credit Agreement."

                  (iii) The following sentence shall be added as the last sentence of such paragraph 6:

                  "Any Event of Default arising under subparagaph (xvi) of this paragraph 6 shall remain in existence, regardless of any waiver of, amendment to, or other action in respect of, any provision of the Amended Morgan Credit Agreement, until such time as such Event of Default has been cured (without giving effect to any such waiver, amendment or other action) or waived by the Required Holders."

         (i) The provisions of paragraph 9A of the Existing Note Agreement, captioned "Yield-Maintenance Terms," are hereby deleted in their entirety; there is substituted therefor "[intentionally omitted]"; and all references to "Yield-Maintenance Amount" and its related definitions throughout the Existing Note Agreement are hereby deleted.

         (j) The definition of "Morgan Credit Agreement" in paragraph 9B of the Existing Note Agreement, captioned "Other Terms," is hereby amended and restated in its entirety as follows:

                         "AMENDED MORGAN CREDIT AGREEMENT" means the RCF
                Facility dated as of June 12, 2000, among the Guarantor, the banks from time to time parties thereto, and Morgan Guaranty Trust Company of New York, as Administrative Agent, as in effect on the Effective Date of the Omnibus Amendment.

         (k) The following definitions are hereby added to paragraph 9B of the Existing Note Agreement:

                           "ADJUSTABLE RATE" means a rate of interest equal
                  to the sum of 3.50% plus the London Interbank Offered Rate applicable on such date plus at any date on or after November 1, 2000, .50% unless the Reduction Condition has been met on or prior to such date.

                           "DEFAULT RATE" means with respect to each Note,
                  interest on the outstanding principal amount of such Note at a rate per annum equal to the sum of 2.0% plus the Adjustable Rate as in effect on such date.

                           "EFFECTIVE DATE OF THE OMNIBUS AMENDMENT" means
                  the date on which the Companies and the Current
                  Noteholders shall have executed and delivered the Omnibus Amendment.

                           "INTEREST PERIOD" shall have the meaning
                  ascribed to such term in the Amended Morgan Credit Agreement, except that the Notice of Interest Rate Election as therein provided is inapplicable and the Interest Period always shall be one month in duration.

                           "LONDON INTERBANK OFFERED RATE" means, with
                  respect to the applicable Interest Period, (i) the rate per annum (rounded upwards, if necessary, to the next higher 1/16th of 1%), as determined on the basis of offered rates for deposits in U.S. dollars, for a period of time comparable to such Interest Period, which appears on the Bloomberg page "Currency BBAM 1" as of 11:00 a.m. London time on the day that is two (2) Business Days prior to the first day of such Interest Period, or (ii) if such rate ceases to be reported in accordance with the above definition on Bloomberg Page "Currency BBAM 1," the rate per annum quoted by Morgan Guaranty Trust Company of New York at approximately 11:00 a.m. (New York City time) on the first day of such Interest Period, commencing on the first day of such Interest Period, and in an amount comparable to the aggregate principal amount of the Notes then outstanding.

                            "OMNIBUS AMENDMENT" means Amendment No. 3 to
                  Note Agreement, Amendment No. 4 to Guaranty Agreement, and Amendment No. 1 to Put Agreement, dated as of June 12, 2000, among the Company, the Guarantor and the holders of the Notes.

                           "REDUCTION CONDITION" shall have the meaning
                  ascribed to such term in the Amended Morgan Credit
                  Agreement.

                  (l) Annex 3 to the Existing Note Agreement is hereby deleted and replaced with the Annex 3 attached hereto.

         3. AMENDMENTS TO EXISTING RITE AID GUARANTY.

                  (a) The definition of "Morgan Credit Agreement" in
         Section 3.1 of the Existing Rite Aid Guaranty is hereby amended and restated in its entirety as follows:

                           "AMENDED MORGAN CREDIT AGREEMENT" means the RCF
                  Facility dated as of June 12, 2000, among the Guarantor, the banks from time to time parties thereto, and Morgan Guaranty Trust Company of New York, as Administrative Agent, as in effect on the Effective Date of the Omnibus Amendment.

                  (b) The following definitions are added to Section 3.1 as follows:

                           "EFFECTIVE DATE OF THE OMNIBUS AMENDMENT" means
                  the date on which the Companies and the Current
                  Noteholders shall have executed and delivered the Omnibus Amendment.

                           "OMNIBUS AMENDMENT" means Amendment No. 3 to
                  Note Agreement, Amendment No. 4 to Guaranty Agreement, and Amendment No. 1 to Put Agreement, dated as of June 12, 2000, among the Issuer, the Guarantor and the holders of the Notes.

                  (c) A new Section 4A is hereby added to the Existing Rite Aid Guaranty containing the provisions of Article 4 of the Amended Morgan Credit Agreement, together with the definitions of the defined terms used therein, mutatis mutandis, as if set forth in full herein, except that

                           (i) references to "Loan Document" shall be
                  deemed to mean the "Omnibus Amendment," except that in
                  Section 4.03 it shall be deemed to mean the "Omnibus Amendment and the Existing Note Agreement, the Existing Rite Aid Guaranty and the Existing Put Agreement, as amended by the Amendments (as such terms are defined in the Omnibus Amendment);"

                           (ii) references to "Note" or "Notes" shall be
                  deemed to mean the "Notes" as defined in the Omnibus
                  Amendment;

                           (iii) references to "Bank" or "Banks" shall be
                  deemed to mean "Noteholder" or "Noteholders";

                           (iv) references to "Administrative Agent" shall
                  be deemed to mean "each Noteholder";

                           (v) references to "Required Banks" shall be
                  deemed to mean "Required Holders"; and

                           (vi) references to "Closing Date" shall be
                  deemed to mean the "Effective Date of the Omnibus
                  Amendment."

         The representations and warranties set forth in such Section 4A shall be deemed to have been made to the Noteholders as of the Effective Date of the Omnibus Amendment.

                  (d) Section 5 of the Existing Rite Aid Guaranty (and the defined terms used therein if not used elsewhere in the Existing Rite Aid Guaranty) is hereby deleted in its entirety and there is substituted therefor Article 5 of the Amended Morgan Credit Agreement, together with the definitions of the defined terms used therein, mutatis mutandis, as if set forth in full herein, except that

                           (i) references to "Bank" or "Banks" shall be
                  deemed to mean "Noteholder" or "Noteholders";

                           (ii) references to "Administrative Agent" in
                  Section 5.01(f), Section 5.01(k) and Section 5.03(b) shall be deemed to mean "each Noteholder"; and

                           (iii) references to "Default" shall be deemed to
                  mean both "Default" under the Note Agreement and "Default" under the Amended Morgan Credit Agreement; and references to "Event of Default" shall be deemed to mean both "Event of Default" under the Note Agreement and "Event of Default" under the Amended Morgan Credit Agreement.

                  (e) Each reference in the Existing Rite Aid Guaranty to "February 28, 2002" with respect to the maturity date of the Notes is hereby deleted and there is inserted in lieu thereof "August 15, 2002."

                  (f) All references to "Yield Maintenance Amount" and its related definitions in the Existing Rite Aid Guaranty are hereby deleted.



                                                                    ANNEX 3


                       REQUIRED AMORTIZATION PAYMENTS




                                 EXHIBIT B

                                FORM OF NOTE

                                FINCO, INC.

          ADJUSTABLE RATE SENIOR SECURED NOTES DUE AUGUST 15, 2002

No. R-__________________                                    PPN: 31771 @ AA 8

$__________________


         FOR VALUE RECEIVED, the undersigned, FINCO, INC. (herein called the "COMPANY"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to___________ or registered assigns, the principal sum of ________DOLLARS ($_______) on August 15, 2002 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) except as provided in clause (b) of this paragraph, on the unpaid balance thereof at the Adjustable Rate from the later of (i) the date hereof or (ii) the Effective Date of the Omnibus Amendment, payable monthly on the last day of each Interest Period, until the principal hereof shall have become due and payable and (b) at any time when an Event of Default shall have occurred and be continuing and the Required Holders have so elected by providing notice to the Company, at the Default Rate. In addition, overdue payments of principal (including, without limitation, prepayments of principal) and, to the extent permitted by law, interest shall bear interest automatically (without any such notice to the Company), payable on demand, at the Default Rate. Capitalized terms used and not defined herein have the respective meanings ascribed thereto in the Note Agreement referred to below.

         Payments of principal are to be made as provided in the Purchasers' Schedule attached as Annex 1 to the Note Agreement referred to below or at such other place as the holder hereof shall designate to the Company, in writing, in lawful money of the United States of America.

         This Note is one of an issue of Senior Secured Notes issued pursuant to the Note Agreement, dated as of September 30, 1996, as amended (the "NOTE AGREEMENT"), among the Company and the Purchasers of the Notes named in the Purchasers' Schedule attached as Annex 1 to the Note Agreement, and the holder hereof is entitled to the benefits and subject to the provisions thereof. As provided in the Note Agreement, this Note is subject to prepayment, in whole or from time to time in part, as specified in the Note Agreement.

         This Note is a registered note and, as provided in the Note Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

         The Company agrees to make prepayments of principal on the dates and in the amounts specified in the Note Agreement.

         In case an Event of Default shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Note Agreement.

         Full and prompt payment of the principal and interest on this Note, whether at maturity or by acceleration or otherwise, is unconditionally guarantied pursuant to a certain guaranty agreement executed and delivered by Rite Aid Corporation, a Delaware corporation, as further described in the Note Agreement. The holder of this Note is entitled to all of the benefits of such guaranty agreement.

         This Note is secured by certain collateral pursuant to the terms of a certain security agreement, between the Company and the Security Agent (as defined in the Note Agreement), dated as of September 30, 1996, and certain other collateral pursuant to the terms of the Collateral Documents (as defined in the Amended Morgan Credit Agreement).

         ANY TRANSFEREE OF THIS NOTE SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS SET FORTH IN PARAGRAPH 8B OF THE NOTE AGREEMENT OR SHALL BE DEEMED TO HAVE REPRESENTED THAT ITS ACQUISITION AND HOLDING OF THIS NOTE WILL NOT CONSTITUTE A "PROHIBITED TRANSACTION" (AS SUCH TERM IS DEFINED IN
SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED).

         THIS NOTE IS GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, INTERNAL NEW YORK LAW, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

                                            FINCO, INC.


                                            By:____________________

                                            Name:

                                            Title:




                                 EXHIBIT C

                 [Copy of Amended Morgan Credit Agreement]



                                 EXHIBIT D

               [Copy of Second Priority Subsidiary Guarantee]